As filed with the U.S. Securities and Exchange Commission on July 8, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2024

The Acquirers Fund

Ticker: ZIG

The Acquirers Fund

The Acquirers Fund

Letter to Shareholders
April 30, 2024 (Unaudited)

Fellow investors,

This is the 2024 annual letter for The Acquirers Fund (“ZIG” or the “Fund”). The information in this letter relates to the twelve-months ending April 30, 2024 (the “current fiscal period”).

Fund Performance

For the current fiscal period the Fund rose 29.02 percent on a market price basis and 29.70 percent at NAV. For comparison, the S&P 500® Index rose 22.66 percent.

The Fund began as a long/short 130/30 percent (net 100 percent) passive fund. For custody-related cost reasons, the Fund was forced to reduce the long exposure to 100/30 (net 70 percent) at the beginning of 2020. That net 70 percent reduced exposure and protected the Fund in the COVID crash but then hurt performance as the market rallied in the speculative mania from the COVID lows to the end of 2020.

The Fund converted to 100 percent long-only active management in 2021. The Fund has outperformed the S&P 500, Russell 1000, and Russell 1000 Value Total Return Indexes since.

Market Conditions

The market rose during the current fiscal period. The Russell 1000 Total Return Index—the most directly comparable broad market-capitalization weighted, float-adjusted stock market index—rose 28.37 percent. The Russell 1000 Value Total Return Index rose 15.79 percent. The Russell 1000 Growth Total Return Index rose 31.92 percent.

The yield on the Ten-Year Treasury rose from 3.43 percent to 4.36 percent. The yield is considerably higher than it was at the same time last year but not high historically.

More interesting than the absolute level of the Ten-Year Treasury is its yield relative to the shorter dated Three-Month Treasury, which rose from 4.90 percent to 5.42 percent—higher than the Ten-Year yield.

It’s unusual for shorter-dated treasuries to yield more than longer-term treasuries. When it does happen, it’s called an “inversion.” The yield curve has been inverted since October 2022. This is the longest inversion since 1962, the beginning of the data. In May last year it was also the steepest inversion since 1962.

Higher rates impact businesses and customers in many ways. Higher rates make it harder for customers to finance purchases, which means fewer sales. It increases the cost of debt, which cuts the cash flows available to equity. It also increases the cost of equity, which means valuations go down. Taken together, higher rates mean tougher market conditions and lower return expectations for stocks.

The Acquirers Fund

Letter to Shareholders
April 30, 2024 (Unaudited) (Continued)

There is a historical correlation between yield curve inversions and recessions. An inversion has preceded eight of the last eight recessions, with no false positives. Yield-curve normalization—the ordinary course, when longer-dated treasuries yield more than short-term treasuries—has in the past been the event most proximate to the declaration of a recession. The yield curve has been normalizing since June 2023 but remained in inversion at the end of the current fiscal period.

The Acquirer’s Multiple® valuation spread measures the difference between the cheapest 10 percent of stocks against the Fund’s investable universe. The cheapest stocks have remained stubbornly discounted relative to the median stock in our universe. The spread peaked at the end of March 2023 and closed materially over the period. At the time of writing, it has only been wider on three other occasions, the peak of the 2000 Dot Com bubble, the trough of the 2009 Global Financial Crisis, and in March 2023. The Fund’s holdings endured a headwind from inception to late March 2023, but have enjoyed a tailwind since. As the valuations in the cheapest decile continue to close, the Fund should continue to enjoy a tailwind.

Investment Strategy

The Fund seeks to hold a variety of U.S.-listed stocks with the best risk/return prospects among those with the lowest risk of total loss. Risk of total loss is a fundamental question answered in the financial statements and business prospects. Risk/return is implied by the price offered against the likelihood and magnitude of future cash flows. The Fund seeks businesses offering the best risk/return from those with the lowest odds of total loss.

This is a handicapping approach. In many instances we will overestimate returns or underestimate risk. Murphy’s Law also says that what can go wrong, will go wrong. Thus, risk is spread over a variety of opportunities. We hope the balance of risk and return favors us across the portfolio, anticipating it won’t for every stock.

Our investment process begins with the Acquirer’s Multiple®, our name for the rough valuation method used by financial acquirers seeking to buy businesses whole. We seek operating businesses at a price for the enterprise that implies expectations for future operating profitability lower than the business has delivered in the past. We want businesses with a long operating history materially better than the market’s expectations. Our goal is to find those at the widest differential between the market’s expectations and historical results. In doing so we are making an educated guess that the future looks something like the past. When that is not true, we will err.

The Fund’s holdings differ significantly from the holdings in the broader market indexes. The difference is known as “active share.” The greater the active share, the greater the chance the Fund’s performance will depart from the broad market indexes. It is an outcome of the process described above, but not the objective.

The Acquirers Fund

Letter to Shareholders
April 30, 2024 (Unaudited) (Continued)

The objective of the Fund is to incrementally grow the look-though EBIT operating earnings and invested capital of the Fund’s holdings. “Look-through” means the Fund’s share of operating earnings and invested capital of the underlying companies. The Fund can grow its share of operating earnings and invested capital by paying low multiples for businesses with good management and prospects. If the Fund focuses on compounding both, stock prices and net asset values will follow in due course.

Changes to the portfolio are only made to incrementally improve its risk/return potential. We believe the tax treatment of the exchange-traded fund (ETF) structure makes this buy-and-rebalance strategy more favorable on an after-tax basis than a comparable buy-and-hold strategy in a managed account, mutual fund, or limited partnership.

We apply risk-management principles drawn from both qualitative and quantitative value investment. Qualitatively, we adhere to the principles of traditional value investment codified by Benjamin Graham. The objective of the quantitative value approach is to limit behavioral errors and cognitive biases. Quantitatively, we draw from a consistent opportunity set to prevent style drift, diversify the portfolio, restrict position sizes, and regularly rebalance to prevent any holding becoming too big relative to the rest of the portfolio.

Finally, we concentrate into the best opportunities. We hold about thirty positions, reweighted equally at each quarterly rebalance. We equal weight because the goal is mistake and regret minimization, not optimization.

Despite the macro-economic commentary under Market Conditions heading above, the Investment Strategy does not vary in anticipation of economic or market conditions. We don’t invest with any overarching themes or macro-economic views. No one can predict the direction of the stock market. It can go up or down a lot. How much is unknowable. Sometimes business will slow and multiples compress, and sometimes business will accelerate, and multiples expand. It is unforeseeable, out of our control, and best ignored or assumed. The Investment Strategy doesn’t vary. It is to always hold a sufficiently diversified portfolio of undervalued businesses with a low risk of total loss. And to rebalance it regularly to incrementally improve its risk/return properties.

Individual Stock Performance

The Fund’s best performing positions were Builders FirstSource, Inc. (BLDR) 88.1 percent, Williams-Sonoma, Inc. (WSM) 67.7 percent, and SM Energy Company (SM) 65.2 percent. The three worst performers were GrafTech International, Ltd. (EAF) -56.1 percent, Inmode, Ltd. (INMD) -34.9 percent and Comstock Resources, Inc. (CRK) -18.2 percent.

The Acquirers Fund

Letter to Shareholders
April 30, 2024 (Unaudited) (Continued)

Thank you for investment in the Acquirers Fund. We look forward to a continued resurgence for value.

Yours sincerely,
The Acquirers Fund

Tobias E. Carlisle
Principal and Founder
Acquirers Funds, LLC

Must be preceded or accompanied by a prospectus.

The Acquirers Fund is distributed by Quasar Distributors, LLC.

Past Performance does not guarantee future results.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV) and may trade at a discount or premium to NAV. Shares are not individually redeemable from the Fund and may only be acquired or redeemed from the Fund in creation units. Brokerage commissions will reduce returns. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets investments. Investments in mid-cap companies may involve less liquidity and greater volatility than larger companies.

Market returns are based on the primary exchange’s official close price at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

Cash Flow is the net amount of cash and cash-equivalents transferred into and out of a business.

S&P 500® Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

It is not possible to invest directly in an index.

For a complete list of Fund holdings please see the Schedule of Investments. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Acquirers Fund

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns April 30, 2024	1 Year	3 Years	Since Inception (5/14/2019)
The Acquirers Fund - NAV	29.70%	12.29%	8.20%
The Acquirers Fund - Market	29.02%	12.03%	8.08%
S&P 500® Index	22.66%	8.06%	14.15%

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be based solely on returns. For the most recent month end performance, please visit the Fund’s website at www.acquirersfund.com. The gross expense ratio as of the prospectus dated August 31, 2023 was 0.84%.

The Acquirers Fund

Portfolio Allocation
As of April 30, 2024 (Unaudited)

Sector	Percentage of Net Assets
Energy	24.1%
Consumer, Cyclical	19.3
Basic Materials	15.6
Industrial	14.2
Financial	13.4
Consumer, Non-cyclical	9.7
Technology	3.4
Other Assets in Excess of Liabilities	0.3
Short-Term Investments (a)	0.0
Total	100.0%

(a)	Represents less than 0.05% of net assets.

The Acquirers Fund

Schedule of Investments
April 30, 2024

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Basic Materials — 15.6%
17,608	CF Industries Holdings, Inc.	$1,390,504
27,627	Commercial Metals Company	1,484,675
305,946	ICL Group, Ltd.	1,419,589
7,909	Nucor Corporation	1,332,904
10,753	Steel Dynamics, Inc.	1,399,180
		7,026,852
	Consumer, Cyclical — 19.3%
38,737	Buckle, Inc.	1,448,376
11,637	Crocs, Inc. (a)	1,447,294
3,401	Dillard’s, Inc. - Class A	1,489,604
9,820	DR Horton, Inc.	1,399,252
12,154	M/I Homes, Inc. (a)	1,412,538
13,473	PulteGroup, Inc.	1,501,161
		8,698,225
	Consumer, Non-cyclical — 9.7%
33,838	Altria Group, Inc.	1,482,443
25,022	Cal-Maine Foods, Inc.	1,384,467
15,877	Philip Morris International, Inc.	1,507,362
		4,374,272
	Energy — 24.1%
9,226	Arch Resources, Inc.	1,464,904
96,344	Black Stone Minerals LP	1,536,687
70,194	CNX Resources Corporation (a)	1,650,963
25,237	HF Sinclair Corporation	1,369,107
61,684	Peabody Energy Corporation	1,353,347
32,274	SM Energy Company	1,564,966
27,762	Warrior Met Coal, Inc.	1,897,534
		10,837,508
	Financial — 13.4%
30,100	Axos Financial, Inc. (a)	1,523,361
41,784	Federated Hermes, Inc. - Class B	1,372,604
71,186	MGIC Investment Corporation	1,443,652
77,903	Virtu Financial, Inc. - Class A	1,690,495
		6,030,112

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Schedule of Investments
April 30, 2024 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Industrial — 14.2%
8,426	Atkore, Inc.	$1,477,078
6,672	Encore Wire Corporation	1,863,890
28,543	Mueller Industries, Inc.	1,593,270
12,888	UFP Industries, Inc.	1,452,478
		6,386,716
	Technology — 3.4%
208,338	Playtika Holding Corporation	1,510,451
	TOTAL COMMON STOCKS (Cost $43,319,411)	44,864,136

	SHORT-TERM INVESTMENTS — 0.0% (b)
	Money Market Funds — 0.0% (b)
5,000	First American Government Obligations Fund - Class X, 5.23% (c)	5,000
5,000	First American Treasury Obligations Fund - Class X, 5.21% (c)	5,000
		10,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
	TOTAL INVESTMENTS — 99.7% (Cost $43,329,411)	$44,874,136
	Other Assets in Excess of Liabilities — 0.3%	119,182
	TOTAL NET ASSETS — 100.0%	$44,993,318

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Assets and Liabilities
April 30, 2024

ASSETS
Investments in securities, at value (Cost $43,329,411)	$44,874,136
Receivable for capital shares sold	899,867
Cash	107,216
Dividends and interest receivable	34,883
Reclaims receivable	3,770
Total assets	45,919,872

LIABILITIES
Management fees payable	30,314
Payable for securities purchased	896,240
Total liabilities	926,554

NET ASSETS	$44,993,318

Net Assets Consist of:
Paid-in capital	$58,588,978
Total distributable earnings (accumulated deficit)	(13,595,660)
Net assets	$44,993,318

Net Asset Value:
Net assets	$44,993,318
Shares outstanding ^	1,250,000
Net asset value, offering and redemption price per share	$35.99

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statement of Operations
For the Year Ended April 30, 2024

INCOME
Dividends+	$919,180
Interest	503
Total investment income	919,683

EXPENSES
Management fees	342,256
Other expense	1,414
Net expenses	343,670
Net investment income (loss)	576,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,822,331)
In-kind redemptions	11,445,567
Change in unrealized appreciation (depreciation) on:
Investments	535,823
Net realized and unrealized gain (loss) on investments	9,159,059
Net increase (decrease) in net assets resulting from operations	$9,735,072

+	Net of foreign taxes withheld of $6,942.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$576,013	$471,610
Net realized gain (loss) on investments	8,623,236	(4,636,854)
Change in unrealized appreciation (depreciation) on investments	535,823	6,675,217
Net increase (decrease) in net assets resulting from operations	9,735,072	2,509,973

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(447,724)	(495,967)
Total distributions to shareholders	(447,724)	(495,967)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	67,387,578	36,258,375
Payments for shares redeemed	(69,543,925)	(41,495,320)
Net increase (decrease) in net assets derived from capital share transactions (a)	(2,156,347)	(5,236,945)
Net increase (decrease) in net assets	$7,131,001	$(3,222,939)

NET ASSETS
Beginning of year	$37,862,317	$41,085,256
End of year	$44,993,318	$37,862,317

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,050,000	1,375,000
Shares redeemed	(2,150,000)	(1,575,000)
Net increase (decrease)	(100,000)	(200,000)

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended April 30,				Period Ended April 30,
	2024	2023	2022	2021	2020(1)
Net asset value, beginning of year/period	$28.05	$26.51	$26.07	$20.97	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.45	0.31	0.20	(0.14)	0.09
Net realized and unrealized gain (loss) on investments (9)	7.86	1.56	0.30	5.28	(4.12)
Total from investment operations	8.31	1.87	0.50	5.14	(4.03)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.37)	(0.33)	(0.06)	(0.04)	—
Total distributions to shareholders	(0.37)	(0.33)	(0.06)	(0.04)	—

Net asset value, end of year/period	$35.99	$28.05	$26.51	$26.07	$20.97
Total return	29.70%	7.16%	1.87%	24.55%	-16.13	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$44,993	$37,862	$41,085	$29,328	$16,250

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Financial Highlights

For a capital share outstanding throughout the year/period (Continued)

	Year Ended April 30,							Period Ended April 30,
	2024		2023	2022		2021		2020(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived to average net assets	0.84	%(7)	0.89%	1.07	%(6)	2.92%		2.27	%(4)
Expenses after fees waived to average net assets	0.84	%(7)	0.89%	1.07	%(6)	2.88	%(5)	2.12	%(4)(5)
Expenses excluding dividend and interest expense on short positions before fees waived to average net assets	0.84	%(7)	0.89%	0.92	%(6)	0.94%		0.94	%(4)
Expenses excluding dividend and interest expense on short positions after fees waived to average net assets	0.84	%(7)	0.89%	0.92	%(6)	0.90	%(5)	0.79	%(4)(5)
Net investment income (loss) to average net assets	1.41%		1.19%	0.70%		-0.60%		0.36	%(4)
Net investment income (loss) excluding dividend and interest expense on short positions before fees waived to average net assets	1.41%		1.19%	0.86%		1.34%		1.54	%(4)
Net investment income (loss) excluding dividend and interest expense on short positions after fees waived to average net assets	1.41%		1.19%	0.86%		1.38	%(5)	1.69	%(4)(5)
Portfolio turnover rate (8)	132%		105%	86%		233%		207	%(3)

(1)	Commencement of operations on May 14, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective from commencement of operations through August 31, 2020, the Adviser contractually agreed to waive 15 basis points (0.15%) of its management fees for the Fund.
(6)	Effective December 7, 2021, the Adviser reduced its management fee from 0.94% to 0.89%.
(7)	Effective May 1, 2023, the Adviser reduced its management fee from 0.89% to 0.84%
(8)	Excludes the impact of in-kind transactions.
(9)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

The Acquirers Fund

Notes to Financial Statements

April 30, 2024

NOTE 1 – ORGANIZATION

The Acquirers Fund (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation. Prior to December 7, 2021, the investment objective of the Fund was to track the performance, before fees and expenses, of the Acquirer’s Index (the “Index”). The Fund commenced operations on May 14, 2019.

The end of the reporting period for the Fund is April 30, 2024, and the period covered by these Notes to Financial Statements is the fiscal period from May 1, 2023 to April 30, 2024 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on The Nasdaq Stock Market®, Nasdaq Global Select Markets® and Nasdaq Capital Market Exchange® (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,864,136	$—	$—	$44,864,136
Short-Term Investments	10,000	—	—	10,000
Total Investments in Securities	$44,874,136	$—	$—	$44,874,136

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

D.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and primarily relate to differing book and tax treatments of redemptions in-kind.

For the fiscal year ended April 30, 2024, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(10,221,565)	$10,221,565

J.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective May 1, 2024, the management fee for the Fund has been reduced to an annual rate of 0.79% from 0.84%. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Acquirers Funds, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Tidal Investments LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.84% of the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$53,295,905	$54,094,807

During the current fiscal period, there were no purchases or sales of U.S. Government securities by the Fund.

During the current fiscal period, in-kind transactions associated with creations and redemptions for the Fund were as follows:

In-Kind Purchases	In-Kind Sales
$66,915,661	$68,158,480

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at April 30, 2024 were as follows:

Tax cost of investments	$43,534,495
Gross tax unrealized appreciation	2,618,958
Gross tax unrealized depreciation	(1,279,478)
Net tax unrealized appreciation (depreciation)	1,339,480
Undistributed ordinary income	275,905
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(15,211,045)
Distributable earnings (accumulated deficit)	$(13,595,660)

The differences between the cost basis for financial statement and federal income tax purposes are primarily due to timing differences in recognizing wash sales and partnerships.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2024, the Fund did not elect to defer any post-October capital losses or late year ordinary losses.

As of April 30, 2024, the Fund had a short-term capital loss carryforward of $12,363,575 and a long-term capital loss carryforward of $2,847,470. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the fiscal years ended April 30, 2024 and April 30, 2023, was as follows:

	Year Ended April 30, 2024	Year Ended April 30, 2023
Ordinary Income	$447,724	$495,967

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally

The Acquirers Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The Acquirers Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Acquirers Fund and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Acquirers Fund (the “Fund”), a series of ETF Series Solutions, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended April 30, 2024, 2023, 2022, and 2021, and for the period from May 14, 2019 (commencement of operations) to April 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The Acquirers Fund

Report of Independent Registered Public Accounting Firm
(Continued)

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 24, 2024

The Acquirers Fund

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	53	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005–2021).	53	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	53	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

The Acquirers Fund

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	53	None.

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021–2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).

The Acquirers Fund

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joshua J. Hinderliter Born: 1983	Vice President and Secretary	Indefinite term; since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2022-2024); Managing Associate, Thompson Hine LLP (2016–2022).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014–2017, 2018–2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.acquirersfund.com.

The Acquirers Fund

Expense Example

For the Six-Months Ended April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

The Acquirers Fund

Expense Example

For the Six-Months Ended April 30, 2024 (Unaudited) (Continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,220.70	$4.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.69	$4.22

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.84%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

The Acquirers Fund

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 10-11, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Acquirers Funds, LLC (the “Adviser”) and the Trust, on behalf of The Acquirers Fund (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) (together, the “Agreements”) among the Adviser, the Trust, on behalf of the Fund, and Tidal Investments LLC (the “Sub-Adviser” and, together with the Adviser, the “Advisers”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Advisers regarding, among other things: (i) the nature, extent, and quality of the services provided by the Advisers; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Advisers or their affiliates from services rendered to the Fund; (iv) comparative performance, fee and expense data for the Fund and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares the Fund’s investment performance, fees and expenses to those of relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Advisers in connection with their services to the Fund are shared with Fund shareholders; (vi) any other financial benefits to the Advisers and their affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Advisers, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to their roles as investment adviser and sub-adviser, respectively, to the Fund. The Board considered that information alongside the Materials in its consideration of whether the Agreements should be continued. Additionally, at the Meeting, representatives from the Advisers provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Advisers, and additional information about the Advisers’ personnel and business operations. The Board then discussed the Materials and the Advisers’ oral presentations, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated, in light of this information, on the approval of the continuation of the Agreements.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser,

The Acquirers Fund

Approval of Advisory AGREEMENTS & Board Considerations

(Unaudited) (Continued)

the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Fund, including oversight of the Fund’s sub-adviser, monitoring the Fund’s adherence to its investment restrictions and compliance with the Fund’s policies and procedures and applicable securities regulations, as well as monitoring the extent to which the Fund achieves its investment objective as an actively managed fund.

Historical Performance. The Trustees next considered the Fund’s performance. The Board observed that additional information regarding the Fund’s past investment performance, for periods ended December 31, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – US Fund Mid-Cap Value (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds included by the Adviser in the Selected Peer Group include funds that, based on a combination of quantitative and qualitative considerations made by the Adviser, have similar investment objectives and principal investment strategies as the Fund. The Board took into consideration the Adviser’s view that the Selected Peer Group was comprised primarily of a mix of index-based and actively managed U.S. mid-cap value ETFs. The Board also noted that the Fund converted to an actively managed, long-only value investing strategy from a passively managed, long-short investing strategy in December 2021, which continued to impact the comparability of the Fund’s long-term performance returns.

The Board noted that, for the one- and three-year periods ended December 31, 2023, the Fund significantly outperformed its broad-based benchmark, the S&P 500 Index, but the Fund significantly underperformed the S&P 500 Index over the since inception period. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market. In addition, the Board noted that, for the one- and three-year periods ended December 31, 2023, the Fund significantly outperformed its secondary benchmark, the Russell 1000 Value Index, and the Fund outperformed the Russell

The Acquirers Fund

Approval of Advisory AGREEMENTS & Board Considerations

(Unaudited) (Continued)

1000 Value Index over the since inception period as well. The Russell 1000 Value Index tracks the investment results of an index composed of large- and mid-capitalization U.S. equities. In comparing the Fund’s performance to that of the benchmarks, the Board noted that the Fund, unlike its benchmarks, invests much more narrowly, actively selecting approximately 30 stocks that the Adviser believes to be undervalued and fundamentally strong. Further, the Board noted that the Fund employed a long-short strategy prior to December 7, 2021.

The Board further noted that, for the one-year period ended December 31, 2023, the Fund significantly outperformed the median return of its Peer Group and Category Peer Group, and the Fund outperformed the same peer groups over the three-year period as well. In addition, the Board considered that the Fund significantly outperformed all of the funds in its Selected Peer Group over both the one- and three-year periods ended December 31, 2023.

Cost of Services Provided and Economies of Scale. The Board then reviewed the Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of the Adviser’s own fee and resources.

The Board compared the Fund’s net expense ratio to its Peer Group and Category Peer Group as shown in the Barrington Report, as well as its Selected Peer Group. The Board noted that the Fund’s net expense ratio was higher than that of the median net expense ratio of its Peer Group but lower than the net expense ratio of its Category Peer Group. In addition, the Board noted that the Fund’s management fee was within, but at the high end of, the range of management fees of the various index-based and actively managed funds included in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

The Acquirers Fund

Approval of Advisory AGREEMENTS & Board Considerations

(Unaudited) (Continued)

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the fee structure, the amount of the fee, or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s CCO regarding the CCO’s review of the Sub-Adviser’s compliance program. The Board also considered its previous experience with the Sub-Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Sub-Adviser’s registration form and financial statements, as well as the Sub-Adviser’s response to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, and marketing practices.

The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services.

The Acquirers Fund

Approval of ADVISORY AGREEMENTS & Board Considerations

(Unaudited) (Continued)

Historical Performance. The Trustees next reviewed the Fund’s performance, noting that the Sub-Adviser’s portfolio managers actively manage the Fund’s investments. The Board considered the same performance information that it reviewed as part of its due diligence with respect to the Adviser’s performance. In particular, the Board considered the Barrington Report, which compared the Fund’s performance with the returns of the Peer Group and the Category Peer Group for the periods ended December 31, 2023, as well as other relevant information contained in the Materials, including a comparison of the Fund’s performance with the returns of the Selected Peer Group. The Board considered the Sub-Adviser’s performance with respect to the Fund’s past investment performance in light of these reports.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Fund. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally lower than or in line with those charged by the Sub-Adviser in connection with other ETFs managed by the Sub-Adviser. The Board also evaluated the compensation and benefits received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size, noting that the Fund’s sub-advisory fee rate did not include asset-level breakpoints. However, the Board considered that if the Fund’s sub-advisory fee schedule included breakpoints, any benefits from an increase in assets under management would accrue to the Adviser due to its unified fee. Consequently, the Board determined that it would monitor advisory and sub-advisory fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

The Acquirers Fund

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

The Acquirers Fund

Federal Tax Information

(Unaudited)

For the fiscal year ended April 30, 2024, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions that qualified for the corporate dividend received deduction for the fiscal year ended April 30, 2024 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or on the Fund’s website at www.acquirersfund.com. The Fund’s portfolio holdings are posted on its website at www.acquirersfund.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.acquirersfund.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

The Acquirers Fund

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.acquirersfund.com.

(This Page Intentionally Left Blank.)

Adviser

Acquirers Funds, LLC
609 Deep Valley Drive, Suite 200
Rolling Hills, California 90274

Sub-Adviser

Tidal Investments LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Distributor

Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

The Acquirers Fund

Symbol – ZIG
CUSIP – 26922A263

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2024	FYE 4/30/2023
( a ) Audit Fees	$14,500	$14,500
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,500	$3,500
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2024	FYE 4/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 4/30/2024	FYE 4/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Janet D. Olsen and Leonard M. Rush.

b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/08/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	7/08/2024

*	Print the name and title of each signing officer under his or her signature.